UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

WORDLOGIC CORPORATION

(Name of Registrant as specified in its charter)
650 West Georgia Street, Suite 2400
Vancouver, British Columbia, Canada V6B 4N7
Nevada

(State of incorporation)
88-0422023

(IRS Employer Identification #)
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ] Filed by the Registrant

[  ] Filed by a Party other than the Registrant

[   ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-12

[ X ] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
Aggregate amount:
Proposed price per unit:
Proposed maximum aggregate value:
Total fee paid:

[  ] Fee previously paid with preliminary materials.

[ ] Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

WORDLOGIC CORPORATION

     650 West Georgia Street, Suite 2400 Vancouver, British Columbia, Canada V6B 4N7

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 17, 2004

TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of WordLogic Corporation will be held at the Company’s principal executive offices, 650 West Georgia Street, Suite 2400, Vancouver, British Columbia, Canada V6B 4N7, on June 17, 2004 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two (2) directors to our Board of Directors, to serve until resignation or removal from office, or until respective successor(s) are elected and qualified;
2.	Approval of Cordovano and Honeck, P.C. as the Independent Public Accountant;
3.	Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the corporation from 25,000,000 to 100,000,000;
4.	Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on April 20, 2004 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors

Frank R. Evanshen
President
Vancouver, British Columbia, Canada
May 1, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 17, 2004

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the
Board of WordLogic Corporation (the "Company) for use at the Annual Meeting of Shareholders of the Company,
to be held at:

     WORDLOGIC CORPORATION 650 West Georgia Street, Suite 2400 Vancouver, British Columbia, Canada V6B 4N7 on June17, 2004, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us",”our”, "we" or "the Company" refer to WordLogic Corporation and its predecessor.

Shareholders of record at the close of business on May 3, 2004 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about May 17, 2004.

Shareholder of Record: Shares Registered in Your Name

If on May 3, 2004 your shares were registered in your name with WordLogic Corporation’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclose proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 3, 2004 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 21,923,663 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” each nominee for director or abstain from voting for any nominee. For each of the other matters, shareholders may vote “For” or “Against” or abstain from voting.

Proposal One – Election of Directors

Each nominee must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Two – Approval of the Independent Public Accountant

Approval of Cordovano and Honeck, P.C. as the Independent Public Accountant requires an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Three – Amendment of Articles of Incorporation to increase authorized shares

The amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 must receive a “For” vote from a majority of the outstanding shares of common stock. Non-votes and abstain from voting will have the same effect as an “Against” vote.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will not be counted towards the vote total for any proposal except Proposal Three, which will have the same effect as an “Against” vote.

Voting Results

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: (1) “FOR” the election of each of the two (2) persons named in this Proxy Statement as Management's nominees for election to our Board of Directors; (2) "FOR" the approval of Cordovano and Honeck, P.C. as the Independent Public Accountant; (3) “FOR” approval of an amendment to our Articles of Incorporation to increase in the number of authorized shares of common stock of the corporation from 25,000,000 to 100,000,000; (4) "FOR" the transaction of any other business to come before the Meeting, in the discretion of the holders of such Proxies

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003 is available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report may obtain a copy by writing to us. The Annual Report is not to be treated as part of the proxy solicitation material, or as having been incorporated by reference.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than January 31, 2005.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

     PROPOSAL ONE ELECTION OF DIRECTORS

WordLogic Corporation’s Board of Directors consists of two directors. There are two nominees for director this year and the nominees are the current directors of the Company. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal.

The nominees for the Board of Directors are as follows:

Frank R. Evanshen serves as President, Chief Executive Officer and a Director of WordLogic Corporation.

Mr. Evanshen was appointed President, CEO and Director on May 27, 2003, upon closing of the Agreement and Plan of Merger between WordLogic Corporation and The American West.com, Inc. Mr. Evanshen has been a venture capitalist and merchant banker for over 25 years and has extensive experience in raising capital for private and public ventures.

Employment History

Employer	Title	Dates of Position

WordLogic Corporation	President, CEO and Director	May 27, 2003 to present
WordLogic Corporation – pre merger	President, CEO and Director	October 2001 to May 27, 2003
MCC Meridian Capital Corp.	President, CEO and Director	October 1997 to present
Education	Location	Date

Bachelor of Arts	Loyola College, Montreal, PQ	1970

T. Allen Rose serves as Chief Financial Officer and a Director of WordLogic Corporation.

Mr. Rose was appointed CFO and Director on May 27, 2003, upon closing of the Agreement and Plan of Merger between WordLogic Corporation and The American West.com, Inc. Mr. Rose is a Chartered Accountant and has been in senior financial management for numerous private and public companies since 1983.

Employment History

Employer	Title	Dates of Position

WordLogic Corporation	CFO and Director	May 27, 2003 to present
WordLogic Corporation – pre merger	CFO and Director	October 2001 to May 27, 2003
Self-Employed	Financial Consultant	October 2000 to October 2001
Boston Pizza International	CFO	January 2000 to October 2000
Priority Management Systems Inc.	VP Operations & Finance	January 1998 to December 1999
Education	Location	Date

Chartered Accountant	Ontario, Canada	December 1983
BComm. – Finance & Accounting	McMaster University, Hamilton, ON	May 1979

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of such certain Director to office. Our Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” the election of the nominees.

PROPOSAL TWO

APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANT

Management intends to retain Cordovano and Honeck, P.C. as the Independent Public Accountant for the company

The Independent Public Accountant for the most recently completed fiscal year was:

Cordovano and Honeck, P.C.
201 Steele Street, Suite 300
Denver, CO 80206

Representatives from Cordovano and Honeck, P.C. are not expected to be present at the shareholders meeting, but have been invited and are encouraged to attend. They will have an opportunity to make statements if they attend and are encouraged to respond to any appropriate questions from shareholders attending the meeting.

WordLogic Corporation has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of annual financial statements and review of financial statements or services normally provided in connection with statutory and regulatory filings for the fiscal years ending December 31, 2003 and 2002 were: $8,350 and$8,000, respectively.

Audit-Related Fees, Tax Fees, and All Other Fees: No fees were billed in each of the last two fiscal years for professional services provided by the principal accountant, other than the Audit Fees reported for each of the last two fiscal years.

Audit Committee: The registrant's Audit Committee, or officers performing such functions, has approved the principal accountant's performance of services for the audit of annual financial statements and review of financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2003.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” approval of Cordovano and Honeck, P.C. as the Independent Public Accountant for the Company, unless shareholders specifically indicate in their Proxies that they desire to vote otherwise or abstain from voting. Approval requires an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” approval of Cordovano and Honeck, P.C. as Independent Public Accountant for the Company.

PROPOSAL THREE

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES

The Board of Directors is requesting shareholder approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of common stock from 25,000,000 to 100,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have the same rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share. If the amendment is adopted, it will become effective upon filing a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

Although at present the Board of Directors has no specific plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further shareholder approval. These purposes may include: raising capital; providing equity incentives to officers, directors, and employees; expanding the Company’s business through acquisition of other businesses or products; and other purposes.

The affirmative vote of the holders of a majority of the outstanding shares of common stock will be required to approve this amendment to the Company’s Articles of Incorporation. As a result, non-votes and abstain from voting will have the same effect as negative votes. Our Management recommends that shareholders vote “FOR” approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of common stock from 25,000,000 to 100,000,000 shares.

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Annual Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on May 3, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of December 31, 2003, we had 21,923,663 shares of common stock outstanding.

The following sets forth the number of our $0.001 par value common stock beneficially owned by (i) each person who, as of December 31, 2003, was known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors, and (iii) our Officers and Directors of the Registrant as a group.

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Frank R. Evanshen	6,755,383 shares	30.1%
President/Director
3710 Southridge Place
West Vancouver, B.C.
MCC Meridian Capital Corp.	783,671 shares	3.6%
(an entity controlled by Frank R. Evanshen)
2400 West Georgia Street, #650
Vancouver, B.C.
Harold Gunn	6,054,836 shares	27.6%
1116 Ironwork Passage
Vancouver, B.C.
T. Allen Rose	32,000 shares	<1%
CFO/Director
801-10 Laguna Ct.
New Westminister, B.C.
5% or more Beneficial Ownership	13,625,890 shares	62.2%
Officers and Directors as a Group	7,571,054 shares	34.5%

Total shares of common stock issued and outstanding at December 31, 2003 is 21,923,663; these shares are held directly by 157 shareholders and an undeterminable number of shareholders hold shares indirectly through brokerage accounts.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of WordLogic Corporation

NAME	POSITION	TENURE

Frank R. Evanshen	President and CEO	May 27, 2003 to present
650 West Georgia Street, Suite 2400	Director
Vancouver, B. C., Canada V6B 4N7
T. Allen Rose	Chief Financial Officer	May 27, 2003 to present
650 West Georgia Street, Suite 2400	Director
Vancouver, B. C., Canada V6B 4N7
Mark Dostie	Chief Technology Officer	May 27, 2003 to present
650 West Georgia Street, Suite 2400
Vancouver, B. C., Canada V6B 4N7

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of WordLogic Corporation, as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2003, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

				SUMMARY COMPENSATION TABLE
			Annual Compensation				Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($CAD)	($)	(#)	($)	($)

Frank Evanshen (1)	2003	0	0	100,000	0	0	0	0
President and Director	2002	0	0	100,000	0	0	0	0

T. Allen Rose (2)	2003	0	0	48,000	0	0	0	0
Secretary and Director	2002	0	0	48,000	0	0	0	0

Mark Dostie (3)	2003	0	0	0	0	0	0	0
Technology Officer	2002	0	0	0	0	$188,000	0	0

Notes:

(1)	The Company has accrued management fees of $CAD 100,000 (2002 - $CAD100,000) to MCC Meridian Capital Corp., a company controlled by Mr. Evanshen. MCC Meridian Capital Corp. is operating under a management agreement requiring monthly payments of $CAD 8,333.34 and a provision for 700,000 options vesting over a three year period beginning April 1, 2003. 100,000 options are exercisable at US$0.30 and 600,000 options are exercisable at US$1.00

(2)	The Company paid consulting fees of $CAD48,000 (2002 - $CAD48,000) to Mr. Rose. Mr. Rose is engaged under a consulting agreement requiring monthly payments of $CAD 4,000. Mr. Rose has also been granted 250,000 options vesting over a three year period beginning April 1, 2003. 50,000 options are exercisable at US$0.30 and 200,000 options are exercisable at US$1.00

(3)	The Company issued 1,000,000 stock options to Mr. Dostie as performance incentive compensation. They vest over a three year period beginning April 1, 2003. 600,000 options are exercisable at US$0.30 and 200,000 options are exercisable at US$0.57

As of December 31, 2003, WordLogic Corporation had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

WordLogic Corporation does not pay members of the Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

Compensation of Directors

There was no compensation paid to any directors of WordLogic Corporation as director’s fees.

Employment, Management and Consulting Agreements

MCC Meridian Capital Corp. (“MCC”), a company controlled by Mr. Evanshen, has a management agreement with WordLogic Corporation for the services provided personally by Mr. Evanshen in his role as President, Chairman and Chief Executive Officer of the Company. The agreement currently requires monthly payments of $CAD 8,333.34 for the services rendered.

Mr. Rose has a consulting agreement with WordLogic Corporation for the services provided by him in his role as Chief Financial Officer of the Company. This agreement provides that Mr. Rose is paid $CAD 4,000 per month for his services.

WordLogic Corporation

     650 West Georgia Street, Suite 2400 Vancouver, British Columbia, Canada V6B 4N7

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

WORDLOGIC CORPORATION

     THE UNDERSIGNED hereby appoints and constitutes Frank R. Evanshen as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principal executive offices, 650 West Georgia Street, Suite 2400, Vancouver, British Columbia, Canada V6B 4N7, on June 17, 2004 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 through 4 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

  Approval of the following individuals to serve on the Board of Directors:
Frank R. Evanshen	FOR	ABSTAIN

T. Allen Rose	FOR	ABSTAIN

  Approval of the firm of Cordovano and Honeck, P.C. as the Independent Public Accountant for the company.
FOR	AGAINST	ABSTAIN

  Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 25,000,000 to 100,000,000.
FOR	AGAINST	ABSTAIN

  Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Meeting at this time.
FOR	AGAINST	ABSTAIN

Dated:
_________________________________
, 2004

(Printed name of Shareholder)
______________________________________________

(Signature of Shareholder)
__________________________________________________

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE

PROPOSITION.